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                             Prudential High Yield
                            Total Return Fund, Inc.
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                      Supplement Dated September 20, 2001
                         Prospectus Dated May 31, 2001

   The Board of Directors of Prudential High Yield Total Return Fund, Inc. (the
Fund) has recently approved a proposal to exchange the assets and liabilities of the Fund for shares of Prudential High Yield Fund, Inc. (High Yield Fund). Class A, B, C and Z shares of the Fund would be exchanged at net asset value for the respective Class A, B, C and Z shares of equivalent value of High Yield Fund.

   The transfer has been approved by the Directors of the Fund and by the Board of Directors of High Yield Fund and is subject to approval by the shareholders of the Fund. The shareholders' meeting is scheduled to occur on or about January 24, 2002. It is anticipated that a proxy statement/prospectus relating to the transaction will be mailed to the Fund's shareholders in November 2001.

   Under the terms of the proposal, shareholders of the Fund would become shareholders of High Yield Fund. No sales charges would be imposed on the proposed transfer. The Fund anticipates obtaining an opinion of its counsel or a ruling from the Internal Revenue Service that the transaction will not result in gain or loss to shareholders of the Fund for federal income tax purposes.

   Effective immediately, the Fund will no longer accept orders to purchase or exchange into shares of any class, except for (1) certain Retirement Programs, PruArray Association Benefit Plans and PruArray Savings Programs that are currently shareholders, and successor or related programs and plans,
(2) investors who have executed a Letter of Intent prior to September 20, 2001, (3) shareholders who have elected to reinvest dividends and/or distributions and (4) current shareholders participating in automatic investment plans. The current exchange privilege of obtaining shares of other Prudential Mutual Funds and the current redemption rights will remain in effect until the transaction is consummated.

MF181C2

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   The primary investment objective of High Yield Fund is to maximize current income. To achieve its primary objective, the High Yield Fund invests in a diversified portfolio of high yield fixed-income securities rated Ba or lower by Moody's Investors Service, or BB or lower by Standard & Poor's Ratings group and securities either rated by another major rating service or unrated securities of comparable quality, that is, junk bonds. As a secondary investment objective, the High Yield Fund will seek capital appreciation, but only when consistent with its primary investment objective of current income.